Segment Reporting	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment Reporting

19. Segment Reporting

The Company’s sole focus is the development and restart of its 100% owned Bunker Hill Mine in Idaho, USA. As of December 31, 2025, and December 31, 2024, the Company had one single reportable segment, which is the Bunker Hill Mine. The executive team, consisting of the CEO, CFO and Executive Chairman, uses the following measurements to manage the business. The chief operating decision maker of the Bunker Hill Mine is the CEO.

	December 31
	2025	2024

Total assets	$150,958,994	$97,601,550
Interest income	$363,818	$655,125
Interest expense & accretion	$(7,383,987)	$(8,091,412)
Loss for the year	$(93,132,015)	$(25,341,623)